Exhibit 99.1

 Building a next-generation company on the foundation of our collagenase-based therapies   MARCH 2020

 Forward-Looking Statements  This presentation includes “forward-looking statements” within the meaning of, and made pursuant to the safe harbor provisions of, the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact, including statements regarding BioSpecifics Technologies Corp.’s (the “Company”) strategy, future operations, future financial position, future revenues, projected costs, prospects, plans and objectives of management and the Board of Directors, expected revenue growth, shareholder value, the timing and occurrence of certain clinical trials, research and development plans, potential indications, FDA approvals and the timing thereof, future partnerships or acquisitions, and the assumptions underlying or relating to such statements, are “forward-looking statements.” The forward-looking statements in this presentation may include statements concerning, among other things: the opportunity for minimally invasive non-surgical treatment for XIAFLEX® in potential pipeline indications; the expected revenue growth for XIAFLEX® in 2020; the expansion of the market for XIAFLEX® for the treatment of Peyronie’s Disease and Dupuytren’s Contracture through future growth initiatives and the Company’s ability to achieve such initiatives; the potential FDA approval of, and the potential commercial launch of XIAFLEX® for the treatment of cellulite; the occurrence, timing, and success of future clinical trials relating to additional indications for XIAFLEX®, including the treatment of uterine fibroids with XIAFLEX®; the interest of Endo Pharmaceuticals, Inc. (“Endo”) in currently unlicensed indications of XIAFLEX®; the projected receipt of payments from Endo and the strength of the Company’s intellectual property portfolio. In some cases, these statements can be identified by forward-looking words such as “expect,” “plan,” “anticipate,” “potential,” “estimate,” “can,” “will,” “continue,” “should,” “believe,” “schedule,” “intend,” the negative or plural of these words, and other similar expressions. These forward-looking statements are predictions based on our current expectations and our projections about future events and various assumptions. There can be no assurance that we will realize our expectations or that our beliefs will prove correct. These forward-looking statements involve known and unknown risks, uncertainties, and other factors, which may be beyond our control, and which may cause the actual results, performance, or achievements of the Company to be materially different from future results, performance, or achievements expressed or implied by such forward-looking statements. There are a number of factors that could cause the Company’s actual results to differ materially from those indicated by such forward-looking statements, including, without limitation: the timing of regulatory filings and action; the ability of Endo to achieve its objectives for XIAFLEX®; the market for XIAFLEX® in, and timing, initiation, and outcome of clinical trials for, additional indications, which will determine the amount of milestone, royalty, mark-up on cost of goods sold, and license and sublicense income that the Company may receive; the potential of XIAFLEX® to be used in additional indications; and Endo’s modification of its objectives or reallocation of its resources with respect to XIAFLEX®. All forward-looking statements included in this presentation are made as of the date hereof, and are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in our Annual Report on Form 10-K for the year ended December 31, 2019, and otherwise in our filings and reports filed with Securities and Exchange Commission. Except as may be required by law, we assume no obligation to update these forward-looking statements.  2

 CCH Commercial and Development Pipeline   Collagenases are naturally occurring enzymes responsible for the breakdown of collagen  3  Biopharmaceutical company that originated and continues to develop, in collaboration with Endo Pharmaceuticals, a specific collagenase formulation, collagenase clostridium histolyticum (CCH)  Collagen is the main structural protein in the extracellular matrix in the various connective tissues of the body and is the most abundant protein in mammals  Local accumulations of excess collagen are associated with a number of medical conditions

 Multiple Conditions Associated with Collagen Accumulation   Dupuytren’s contracturePeyronie’s disease  4  Approved indications, marketed as XIAFLEX  Cellulite  Filed for FDA approval  Adhesive capsulitis (frozen shoulder)Plantar fibromatosisUterine fibroids  Potential future indications include

 Profitable Company with Strong Balance Sheet to Support Future Growth Initiatives  5  Profitable with lean corporate structure and strong balance sheet  ~$106M   in cash as of 12/31/19   $11.8M   4Q19 royalties received from Endo sales of XIAFLEX   0  Debt  Seeking to partner with companies that possess interesting new technologies and products in specialty markets

 Diverse Development Pipeline   6  Indication  Preclinical  Phase 1  Phase 2  Phase 3  Marketed  APPROVED INDICATIONS            Dupuytren’s Contracture             Peyronie’s Disease             FILED FOR APPROVAL            Cellulite            POTENTIAL FUTURE INDICATIONS            Adhesive Capsulitis            Uterine Fibroids            Plantar Fibromatosis            Source: Endo International plc

 Marketed XIAFLEX® Indications  7

   Peyronie’s Disease   8  Can distort an erection and make sexual intercourse difficult or even impossible in advanced cases In some mild cases, the plaque can resolve spontaneously without medical interventionIn severe cases, the penis can be bent at a 90-degree angle during erection  Characterized by presence of a collagen plaque on the shaft of the penis        XIAFLEX is the first and only FDA-approved biologic therapy indicated for the treatment of Peyronie's disease in men with a palpable plaque and a curvature of 30 degrees or greater at the start of therapy.

   Dupuytren’s Contracture  9  Onset is characterized by the formation of nodules at the juncture between the fingers and palm that are composed primarily of collagenAs the disease progresses, collagen nodules begin to form a cord causing the patient’s finger(s) to contract, making it impossible to open the hand fully  Deforming condition of the hand in which one or more fingers contract toward the palm        XIAFLEX is the first and only FDA-approved nonsurgical treatment for Dupuytren's contracture patients with a palpable cord

 CCH Development Pipeline   10

# Cellulite

*Skin dimpling occurring mainly on the buttocks, thighs and lower abdomen and arms*

- Affects **~85-90%** of post-pubertal females
- Currently no FDA approved pharmaceutical products to address fibrous septae primarily composed of collagen

**FDA Status**

- Endo announced BLA accepted for review by FDA in November 2019
- July 2020 PDUFA date

biospecifics technologies corp.

11

# Adhesive Capsulitis

*Inflammation and thickening of shoulder capsule due to collagen, limiting the range of motion of the shoulder capsule*

- Common available treatment options are often painful and can require anesthesia
- Long-term intensive physical therapy, corticosteroids, manipulation under anesthesia and /or arthroscopic release
- Condition can last ~1 year to up to 3.5 years

## Market Opportunity

- Affects **20-50 million** people worldwide
- 300K cases diagnosed annually in the U.S.; 10% treated invasively
- Estimated to occur in 20% of diabetics
- Potential to be only FDA approved nonsurgical therapy

biospecifics technologies corp.
12

# Plantar Fibromatosis

*Pain and disability caused by the thickening of the feet's deep connective tissue*

- Formation of nodules or cords along tendons of the foot
- Patients often have Dupuytren’s disease, Peyronie’s disease and adhesive capsulitis

## Market Opportunity

- Affects **~200,000 patients** in the U.S.
- Current treatments include orthotics and anti-inflammatory drugs in the early stages of the disease, steroid injections and surgery in advanced cases biospecifics technologies corp.
13

# Uterine Fibroids

*Benign tumors in the reproductive tract that contain large amounts of collagen*

- Cause pelvic discomfort and pain, decreased fertility, pregnancy complications, increased rate of miscarriage, uterine bleeding, prolonged menstrual bleeding and frequent urination
- Leading cause of hysterectomies in the U.S., accounting for ~250,000 hysterectomies and 30,000 myomectomies each year

- **Phase 1 data:** safety and reductions in collagen content compared to control fibroids with a median reduction of 39 percent, as well as a 21 percent average reduction in density of collagen bundles
- Analyzing the full Phase 1 data to guide the design of potential future studies of collagenase clostridium histolyticum (CCH) for the treatment of uterine fibroids.

biospecifics technologies corp.

14

BSTC Corporate Overview  15

 Profitable on an Ongoing Basis: Financial Highlights from 4Q19   16      For the twelve months ended            12/31/2019    12/31/2018    Cash and equivalents, and investments     $105,808,125       $81,983,429  Income Statement             Revenues     $38,187,755        $32,961,443    Other income    1,986,596        1,398,599   Costs and expenses    (9.875,703)       (9,562,765)    Provision for income taxes    (5,828,840)       (4,744,008)    Net income    $ 24,469,808      $ 20,053,269  Earnings per share:             Basic     $ 3.35       $ 2.77   Diluted     $ 3.33       $ 2.73  Shares used in computation of earnings per share:             Basic     7,315,144       7,242,212   Diluted     7,351,385       7,333,368  7.3 million shares outstanding as of 12/31/19

 Corporate Outlook and Upcoming Milestones  Continue to receive royalty revenues from partner Endo for both marketed XIAFLEX indications; Peyronie’s disease and Dupuytren’s contracture Endo expects 2020 full year revenue growth to be ~20%IP through 2028  17  Opportunistic about Business Development opportunitiesExpanding BioSpecifics beyond XIAFLEXPartner with companies that possess interesting new technologies and products in specialty markets  Continue to advance diverse development pipelineBLA for cellulite accepted for FDA review in Nov. 2019, July 6, 2020 PDUFA date setNew development plans in adhesive capsulitis and plantar fibromatosisContinue to analyze the full Phase 1 data to guide the design of potential future studies for uterine fibroids

 Building a next-generation company on the foundation of our collagenase-based therapies   MARCH 2020